                                                                  EXHIBIT 10.214

           FIFTEENTH ADDENDUM TO AMENDED REGISTRATION RIGHTS AGREEMENT


     This Fifteenth Addendum ("Addendum") to the Amended Registration Rights Agreement dated June 24, 1994, as amended through the date hereof ("Registration Rights Agreement") among Ligand Pharmaceuticals Incorporated (the "Company") and the persons and entities listed on Exhibit A hereto (collectively, the "X-Ceptor Investors and Founders") is effective as of October 6, 1999.

                                    RECITALS

     A. The Company has issued warrants to purchase an aggregate of 950,000 shares of the Company's Common Stock with an exercise price equal to $10.00 per share (collectively, the "X-Ceptor Warrants") to the X-Ceptor Investors and Founders.

     B. This Addendum serves to include any shares of the Company's Common Stock issuable upon the exercise of the X-Ceptor Warrants within the definition of "Registrable Securities" under the Registration Rights Agreement and to provide that Schedule A to the Registration Rights Agreement shall be further updated to include any such shares issued upon the exercise of the X-Ceptor Warrants, all pursuant to Section 2.6(a) of the Registration Rights Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Registration Rights Agreement, the parties agree as follows:

     1. Section 1.1, paragraph (f) of the Registration Rights Agreement is hereby restated in its entirety as follows:

          "(f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon exercise of those warrants issued to certain Existing Investors and pursuant to which such Existing Investors were previously granted registration rights by the Company, (ii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes issued to American Home Products Corporation pursuant to the Stock and Note Purchase Agreement dated September 2, 1994, (iii) the 35,957 shares of Common Stock issuable or issued upon exercise of the Warrant issued to Genentech, Inc. in connection with the merger of L.G. Acquisition Corp., a wholly-owned subsidiary of the Company, with and into Glycomed Incorporated, which shares are reflected on Schedule A attached to the Fourth Addendum to this Agreement, (iv) the 164,474 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to S.R. One Limited pursuant to a Stock and Note Purchase Agreement dated February 3, 1995 (the "Stock and Note Purchase Agreement"), which shares are reflected on Schedule A attached to the Eighth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes dated October 30, 1997

     (the "S.R. One Notes") issued pursuant to the Stock and Note Purchase Agreement (and upon such conversion of the S.R. One Notes, Schedule A shall be updated to include such shares), (v) the 274,423 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to SmithKline Beecham plc pursuant to a Stock Purchase Agreement dated April 24, 1998 (the "SmithKline Stock Purchase Agreement"), which shares are reflected on Schedule A attached to the Ninth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of that certain Warrant (the "Warrant") issued pursuant to the SmithKline Stock Purchase Agreement (and upon such conversion of the Warrant, Schedule A shall be updated to include such shares), (vi) the 1,278,970 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan International Services, Ltd. pursuant to the Stock Purchase Agreement dated September 30, 1998, which shares are reflected on Schedule A attached to the Tenth Addendum to this Agreement,
     (vii) the 437,768 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan International Services, Ltd. pursuant to the Securities Purchase Agreement, dated November 6, 1998 (the "Elan Securities Purchase Agreement"), which shares are reflected on Schedule A attached to the Eleventh Addendum to this Agreement, (viii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of the Zero Coupon Convertible Senior Notes due 2008 (the "Elan Notes") issued pursuant to the Elan Securities Purchase Agreement (and upon such conversion of the Elan Notes, Schedule A shall be updated to include such shares), (viii) the 429,185 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to Elan Corporation, plc pursuant to the Development, License and Supply Agreement dated November 9, 1998 (the "Elan License Agreement"), which shares are reflected on Schedule A attached to the Eleventh Addendum to this Agreement, (ix) the shares of Common Stock that may be issued to Elan Corporation, plc pursuant to the Elan License Agreement (and upon each such issuance, Schedule A shall be updated to include such shares), (x) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable to Elan International Services, Ltd. upon exercise of that certain Warrant (the "EIS Warrant") dated August 4, 1999 (and upon such exercise of the EIS Warrant, Schedule A shall be updated to include such shares), (xi) the 289,750 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to Warner Lambert Company pursuant to the Purchase Agreement dated September 1, 1999, which shares are reflected on Schedule A attached to the Thirteenth Addendum to this Agreement, (xii) the 52,742 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Stock Purchase Agreement dated September 30, 1999, which shares are reflected on Schedule A attached to the Fourteenth Addendum to this Agreement, (xiii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon exercise of those certain Series X Warrants dated [October 6, 1999] (the "X-Ceptor Warrants") (and upon any such exercise of the X-Ceptor Warrants, Schedule A shall be updated to include such shares), and (xiv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii), (iv),
     (v), (vi), (vii), (viii), (ix), (x), (xi), (xii) and (xiii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned."

     2. Schedule A of the Registration Rights Agreement is hereby restated in its entirety as attached to this Addendum.

     3. This Addendum may be executed in one or more counterparts.

     4. This Addendum shall be binding upon the Company, each of the X-Ceptor Investors and Founders, each holder of Registrable Securities and each future holder of Registrable Securities pursuant to Section 2.6(a) of the Registration Rights Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.


LIGAND PHARMACEUTICALS INCORPORATED

By:      /s/William L. Respess

Its:     Senior Vice President
         General Counsel, Government Affairs


X-CEPTOR INVESTORS AND FOUNDERS:

Domain Partners IV, L.P.

By:      One Palmer Square Associates IV, L.L.C.,
         General Partner

By:      /s/Kathleen Schoemaker

Its:     Managing Member


DP IV Associates, L.P.

By:      One Palmer Square Associates IV, L.L.C.,
         General Partner

By:      /s/Kathleen Schoemaker

Its:     Managing Member






                      [SIGNATURE PAGE TO FIFTEENTH ADDENDUM
                    TO AMENDED REGISTRATION RIGHTS AGREEMENT]

FARALLON CAPITAL PARTNERS, L.P.
FARALLON CAPITAL INSTITUTIONAL
         PARTNERS, L.P.
FARALLON CAPITAL INSTITUTIONAL
         PARTNERS II, L.P.
FARALLON CAPITAL INSTITUTIONAL
         PARTNERS III, L.P.
RR CAPITAL PARTNERS, L.P.

By:      Farallon Partners, L.L.C.,
         its General Partner

By:      /s/David Cohen

Its:


TechAMP International, L.P.

By:      AMP&A Management, LLC,
         General Partner

By:      /s/ A.M. Papas
Its:         Manager


/s/ Kevin Kinsella
----------------------
Kevin Kinsella


/s/Ronald Evans
----------------------
Ronald Evans


/s/Bert O'Malley
----------------------
Bert O'Malley


/s/David Mangelsdorf
----------------------
David Mangelsdorf


                      [SIGNATURE PAGE TO FIFTEENTH ADDENDUM
                    TO AMENDED REGISTRATION RIGHTS AGREEMENT]

/s/Richard Heyman
----------------------
Richard Heyman


/s/Robert Giargiari
----------------------
Robert Giargiari


/s/Ming Wei Wang
----------------------
Ming Wei Wang


GIMV N.V.

By:      /s/ illegible                     /s/ illegible
----------------------                     ----------------------
Its:     Vice President                    Vice President


Sofinov Societe Financiere D'Innovation, Inc.

By:      /s/Jean-Chirtophe Denondin
-------------------------------------
Its:     Vice President


By:      /s/Ginette Depelteau
-------------------------------------
Its:     Secretary






                      [SIGNATURE PAGE TO FIFTEENTH ADDENDUM
                    TO AMENDED REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A

                                       to
                              Fifteenth Addendum to
                      Amended Registration Rights Agreement

--------------------------------------------------------- ---------------------
                                                                 Shares
Name                                                             Issued
--------------------------------------------------------- ---------------------
American Home Products Corporation                                  374,626

American Home Products Corporation                                  374,626

American Home Products Corporation                                  249,749

American Home Products Corporation                                  124,875

Aspen Venture Partners, L.P.                                          2,659

Domain Partners IV, L.P.                                            _______

DP IV Associates, L.P.                                              _______

Elan Corporation, plc                                               429,185

Elan International Services, Ltd.                                 1,769,480

Enterprise Partners                                                   3,745

Ronald Evans                                                        _______

Farallon Capital Partners, L.P.                                     _______

Farallon Capital Institutional Partners, L.P.                       _______

Farallon Capital Institutional Partners II, L.P.                    _______

Farallon Capital Institutional Partners III, L.P.                   _______

GIMV N.V.                                                           _______

Genentech, Inc.                                                      35,957

Robert Giargiari                                                    _______

Richard Heyman                                                      _______

Kevin Kinsella                                                      _______

                                      A-1


Kleiner Perkins Caufield & Byers                                      7,688

ML Venture Partners II, L.P.                                          2,417

David Mangelsdorf                                                   _______

Bert O'Malley                                                       _______

RR Capital Partners, L.P.                                           _______

S.R. One, Limited                                                   164,474

SmithKline Beecham                                                  274,423

Sofinov Societe Financiere D'Innovation                             _______

TechAMP International, L.P.                                         _______

Venrock Associates                                                    3,441

Venrock Associates II, L.P.                                           1,540

Ming Wei Wang                                                       _______

Warner Lambert Company                                              289,750

Windsor Venture Lease Partners Ltd., Inc.                               283

         Total:                                                   4,108,918
--------------------------------------------------------- ---------------------

                                       2
